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                                                                   EXHIBIT 23(c)

                         CONSENT OF RYDER SCOTT COMPANY


     We hereby consent to the references to Ryder Scott Company Petroleum Engineers as experts in the field of petroleum engineering in the Registration Statement (Form S-8) and related prospectus of Barrett Resources Corporation dated June 2, 1999.



                    Very truly yours,

                    /s/ Ryder Scott Company
                        Petroleum Engineers

                    RYDER SCOTT COMPANY PETROLEUM ENGINEERS

Denver, Colorado
June 2, 1999